Exhibit 10.15

Arno Therapeutics, Inc.
4 Campus Drive, Second Floor
Parsippany, New Jersey 07054

February 15, 2010

Two River Consulting, LLC
689 Fifth Avenue, 12th Floor
New York, NY 10022

Dear Sirs:

Reference is made to that certain Services Agreement dated June 1, 2009 (the “Agreement”) between Arno Therapeutics, Inc., a Delaware corporation (“Arno”), and Two River Consulting, LLC, a Delaware limited liability company (“Consultant”), relating to the engagement of Consultant by Arno to perform various services as described in the Agreement.  This shall confirm the parties’ agreement to increase the compensation payable to Consultant pursuant to Section 2.1 of the Agreement from $50,000 to $55,000 per month effective February 1, 2010.

Kindly confirm your agreement to the foregoing by signing below and returning a copy of this letter to my attention.

Sincerely,

/s/ David M. Tanen
David M. Tanen
President

Acknowledged and agreed to this
18th day of February, 2010:

TWO RIVER CONSULTING, LLC

By:	/s/ Scott Navins
Name:	Scott Navins
Title:	Vice President – Finance